SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 29, 1999.


                               CYLINK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                 0-27742                     95-3891600
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


                 910 Hermosa Court, Sunnyvale, California 94086
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (408) 735-5822
                                                           --------------


                                      NONE
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

         Cylink Corporation is filing this optional Report on Form 8-K to ensure that its restated financial results for the first and second quarters of 1998, the fourth quarter of 1997 and the year ended December 31, 1997, which were previously reported in a press release, are formally filed pursuant to the Securities Exchange Act of 1934. The press release, as well as restated financial statements for the periods referenced above, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

         Exhibit 99.1      Cylink  Corporation  Press Release dated December 16,
                           1998  regarding  restated   financial  results,   and
                           restated financial statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CYLINK CORPORATION

Date: January  __, 1999                           /s/ Robert B. Fougner
                                                  ------------------------------
                                                  Robert B. Fougner
                                                  General Counsel

                                  EXHIBIT INDEX

       Exhibit
        Number                              Document Description
        ------                              --------------------

         99.1 Cylink Corporation Press Release dated December 16, 1998 regarding restated financial results.